UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2022

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

HeartCore Enterprises/Metros Consulting Agreement and Warrant

On October 20, 2022 (the “Effective Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Consulting and Services Agreement (the “Company Consulting Agreement”) by and between the Company and Metros Development Co., Ltd., a Japanese corporation (“Metros”). Pursuant to the terms of the Company Consulting Agreement, the Company agreed to provide Metros certain services, including the following (collectively, the “Company Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for Metros;
(ii)	Assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC transaction or other Fundamental Transaction (as defined below) by Metros;
(iii)	Attend and, if requested by Metros, lead meetings with Metros’ management and employees;
(iv)	Provide Metros with support services related to Metros’ NASDAQ listing;
(v)	Assist in the preparation of S-1 or F-1 filings; and
(vi)	Preparing an investor presentation/deck and executive summary of Metros’ business and operations.

In providing the Company Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the Company Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of Metros’ securities; participation in discussions between Metros and potential investors; assisting in structuring any transactions involving the sale of Metros’ securities; pre-screening of potential investors; discuss details of the nature of the securities sold or whether recommendations were made concerning the sale of securities; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in Metros.

Pursuant to the terms of the Company Consulting Agreement, Metros agreed to compensate the Company as follows in return for the provision of the Company Services during the nine-month term (the “Term”):

(a)	$300,000, to be paid as follows: (i) $100,000 on the Effective Date; (ii) $100,000 on the three-month anniversary of the Effective Date; and (iii) $100,000 on the six-month anniversary of the Effective Date; and

(b)	Issuance by Metros to the Company of a warrant (the “Company Warrant”), deemed fully earned and vested as of the Effective Date, to acquire a number of shares of capital stock of Metros, to initially be equal to 2% of the fully diluted share capital of Metros as of the Effective Date (980 shares), subject to adjustment as set forth in the Company Warrant.

For any services performed by the Company beyond the Term, Metros will compensate the Company for such Company Services at the rate of $150 per hour, based on the hours spent by personnel of the Company.

The Term of the Company Consulting Agreement will expire unless renewed upon mutual written agreement of the parties.

As provided in the Company Consulting Agreement, on the Effective Date, Metros issued the Company Warrant to the Company. Pursuant to the terms of the Company Warrant, the Company may, at any time on or after the date (the “IPO Date”) that either (i) Metros completes its first initial public offering of stock in the United States resulting in any class of Metros’ stock being listed for trading on any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American (the “IPO”), or (ii) Metros undertakes any other Fundamental Transaction, and on or prior to the close of business on the tenth anniversary of the IPO Date, exercise the Company Warrant to purchase 980 shares of capital stock of Metros for an exercise price per share of $0.01, subject to adjustment as provided in the Company Warrant. The Company Warrant contains a 9.99% equity blocker.

The foregoing description of the Company Consulting Agreement and the Company Warrant is qualified in its entirety by reference to the Company Consulting Agreement and the Company Warrant, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and which are incorporated herein by reference.

HeartCore Inc./Metros Consulting Agreement and Warrant

Also on the Effective Date, HeartCore Inc., a wholly owned subsidiary of the Company (“HeartCore Inc.”) entered into a Consulting and Services Agreement (the “HeartCore Inc. Consulting Agreement”) by and between HeartCore Inc. and Metros. Pursuant to the terms of the HeartCore Inc. Consulting Agreement, HeartCore Inc. agreed to provide Metros certain services, including the following (collectively, the “HeartCore Inc. Services”):

(i)	Provide support services to remove problematic accounting accounts upon listing support;
(ii)	Translation of requested documents into English;
(iii)	Conversion of accounting data from Japanese standards to U.S. GAAP;
(iv)	Support for Metros’ negotiations with the audit firm; and
(v)	Creation of English web page.

In providing the HeartCore Inc. Services, HeartCore Inc. will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the HeartCore Inc. Consulting Agreement, the parties agreed that HeartCore Inc. will not provide the following services, among others: negotiation of the sale of Metros’ securities; participation in discussions between Metros and potential investors; assisting in structuring any transactions involving the sale of Metros’ securities; pre-screening of potential investors; discuss details of the nature of the securities sold or whether recommendations were made concerning the sale of securities; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in Metros.

Pursuant to the terms of the HeartCore Inc. Consulting Agreement, Metros agreed to compensate HeartCore Inc. as follows in return for the provision of the HeartCore Inc. Services during the nine-month Term:

(a)	$200,000, to be paid as follows: (i) $100,000 on the Effective Date; (ii) $50,000 on the three-month anniversary of the Effective Date; and (iii) $50,000 on the six-month anniversary of the Effective Date; and

(b)	Issuance by Metros to HeartCore Inc. of a warrant (the “HeartCore Inc. Warrant”), deemed fully earned and vested as of the Effective Date, to acquire a number of shares of capital stock of Metros, to initially be equal to 1% of the fully diluted share capital of Metros as of the Effective Date (490 shares), subject to adjustment as set forth in the HeartCore Inc. Warrant.

For any services performed by HeartCore Inc. beyond the Term, Metros will compensate HeartCore for Services at the rate of $150 per hour, based on the hours spent by personnel of HeartCore Inc.

The Term of the HeartCore Inc. Consulting Agreement will expire unless renewed upon mutual written agreement of the parties.

As provided in the HeartCore Inc. Consulting Agreement, on the Effective Date, Metros issued the HeartCore Inc. Warrant to HeartCore Inc. Pursuant to the terms of the HeartCore Inc. Warrant, HeartCore Inc. may, at any time on or after the IPO Date, and on or prior to the close of business on the tenth anniversary of the IPO Date, exercise the HeartCore Inc. Warrant to purchase 490 shares of capital stock of Metros for an exercise price per share of $0.01, subject to adjustment as provided in the HeartCore Inc. Warrant. The HeartCore Inc. Warrant contains a 9.99% equity blocker.

The foregoing description of the HeartCore Inc. Consulting Agreement and the HeartCore Inc. Warrant is qualified in its entirety by reference to the HeartCore Inc. Consulting Agreement and the HeartCore Inc. Warrant, copies of which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and which are incorporated herein by reference.

Termination of HeartCore Inc. Consulting Agreement and HeartCore Inc. Warrant

On October 26, 2022, HeartCore Inc. entered into a Termination of Consulting and Services Agreement and Warrant, dated as of October 26, 2022, by and between HeartCore Inc. and Metros (the “Termination”). Pursuant to the terms of the Termination, HeartCore Inc. and Metros agreed to terminate the HeartCore Inc. Consulting Agreement and the HeartCore Inc. Warrant, effective October 26, 2022.

The foregoing description of the Termination is qualified in its entirety by reference to the Termination, a copy of which is filed as Exhibit 10.5 hereto, and which is incorporated herein by reference.

Amendment No. 1 to HeartCore Enterprises Consulting Agreement; New HeartCore Enterprises Warrant

On October 26, 2022, the Company entered into Amendment No. 1 to Consulting and Services Agreement, dated as of October 26, 2022, by and between the Company and Metros (“Amendment No. 1”). Pursuant to the terms of Amendment No. 1, the Company and Metros agreed to amend the Company Consulting Agreement such that Metros agreed to compensate the Company as follows in return for the provision of the Company Services during the nine-month Term:

(a)	$500,000, to be paid as follows: (i) $200,000 on the Effective Date; (ii) $150,000 on the three-month anniversary of the Effective Date; and (iii) $150,000 on the six-month anniversary of the Effective Date; and

(b)	Issuance by Metros to the Company of a warrant (the “New Company Warrant”), deemed fully earned and vested as of the Effective Date, to acquire a number of shares of capital stock of Metros, to initially be equal to 3% of the fully diluted share capital of Metros as of the Effective Date (1,440 shares), subject to adjustment as set forth in the New Company Warrant.

In addition, pursuant to the terms of Amendment No. 1, the Company Warrant was terminated as of October 26, 2022.

Except as set forth in Amendment No. 1, the Company Consulting Agreement remains in full force and effect.

As provided in Amendment No. 1, on October 26, 2022, Metros issued the New Company Warrant to the Company. Pursuant to the terms of the New Company Warrant, the Company may, at any time on or after the IPO Date, and on or prior to the close of business on the tenth anniversary of the IPO Date, exercise the New Company Warrant to purchase 1,440 shares of capital stock of Metros for an exercise price per share of $0.01, subject to adjustment as provided in the New Company Warrant. The New Company Warrant contains a 9.99% equity blocker.

The foregoing description of Amendment No. 1 and the New Company Warrant is qualified in its entirety by reference to Amendment No. 1 and the New Company Warrant, copies of which are filed as Exhibits 10.6 and 10.7 hereto, respectively, and which are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

Effective October 26, 2022, the HeartCore Inc. Consulting Agreement, the HeartCore Inc. Warrant and the Company Warrant were terminated. The information set forth in Item 1.01 above regarding the Termination is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting and Services Agreement, dated as of October 20, 2022, by and between HeartCore Enterprises, Inc. and Metros Development Co., Ltd.
10.2	Common Stock Purchase Warrant, issued on October 20, 2022, by Metros Development Co., Ltd. in favor of HeartCore Enterprises, Inc.
10.3	Consulting and Services Agreement, dated as of October 20, 2022, by and between HeartCore Inc. and Metros Development Co., Ltd.
10.4	Common Stock Purchase Warrant, issued on October 20, 2022, by Metros Development Co., Ltd. in favor of HeartCore Inc.
10.5	Termination of Consulting and Services Agreement and Warrant, dated as of October 26, 2022, by and between HeartCore Inc. and Metros Development Co., Ltd.
10.6	Amendment No. 1 to Consulting and Services Agreement, dated as of October 26, 2022, by and between HeartCore Enterprises, Inc. and Metros Development Co., Ltd.
10.7	Common Stock Purchase Warrant, issued on October 26, 2022, by Metros Development Co., Ltd. in favor of HeartCore Enterprises, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: October 26, 2022	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer